SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A-2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 29, 2006
Caneum, Inc.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-30874	33-0916900

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Newport Center Drive, Suite 210, Newport Beach, CA	92660

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The unaudited financial statements of Continuum Systems Private Limited for the years ended March 31, 2006 and 2005, and the unaudited financial statements for the nine months ended September 30, 2006 and 2005, are included with this report. These statements have been prepared in accordance with U.S. GAAP standards.
(b) Pro Forma Financial Information
The pro forma financial information required by this item in connection with the acquisition of Continuum is included with this report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.
Date: March 15, 2007	By
Gary Allhusen, Executive Vice-President

UNAUDITED PRO FORM COMBINED CONDENSED FINANCIAL STATEMENTS
On December 31, 2006, Caneum, Inc. (the “Company” or “Caneum”) completed its acquisition of 55% of the ownership of Continuum Systems Private Limited, an Indian Corporation (“Continuum”). Total purchase consideration was $353,000 consisting of $303,000 in common stock and a cash payment of $50,000 made at closing and approximately $25,000 of direct acquisition costs, primarily consisting of fees to legal counsel and expenses incurred for an independent fairness opinion. The unaudited proforma combined condensed financial statements reflect these direct acquisition costs.
The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements and the related notes there to of Caneum which are presented in the Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 30, 2006 (File No. 000-30874) and Continuum which are presented as an exhibit to this Form 8-K. The unaudited pro forma condensed statements of operations combine Caneum’s operating results for the nine months and year ended September 30, 2006 and September 30, 2005, respectively, with the operating results of Continuum for the same periods. The unaudited pro forma combined condensed statements of operations give effect to the acquisition as if it occurred on January 1, 2006 and 2005, respectively, and include all material pro forma adjustments necessary for this purpose.
The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results of the combined company.

Continuum Systems Private Limited
Condensed Consolidated Balance Sheets

		Figures in US$
	Continuum	Continuum
	March 31,	March 31,
	2006	2005
	(Unaudited)	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents, including restricted cash of $35,363 as of March 31, 2006	73,388	70,314
Accounts receivable, net of allowance for doubtful accounts of $97,454 and $79,454, respectively	279,443	134,968
Unbilled receivables	—	—
Prepaid assets — related parties (Note 3)	33,488	23,075
Other prepaid expenses and current assets	24,062	7,981

TOTAL CURRENT ASSETS	410,381	236,338

FIXED ASSETS
Property and Equipment	183,539	80,434

	183,539	80,434
Less accumulated depreciation	51,201	17,378

TOTAL FIXED ASSETS	132,338	63,056

TOTAL ASSETS	542,719	299,394

Note 1 — Audited per Indian standards. U.S. GAAP annual audit in progress.

		Figures in US$
	Continuum	Continuum
	March 31,	March 31,
	2006	2005
	(Unaudited)	(Unaudited)
CURRENT LIABILITIES
Accounts payable and accrued liabilities	28,361	27,501
Credit line	1,285	2,956
Accrued payroll and related expenses	17,074	18,974
Income tax payable	4,291	700
Purchase price installment payable	11,253	—

TOTAL CURRENT LIABILITIES	62,264	50,131

LONG TERM LIABILITIES
Deferred tax liability	—	—
Purchase price installment payable (Note 7)	22,506	—
COMMITMENTS AND CONTINGENCIES	—	—

TOTAL LONG TERM LIABILITIES	22,506	—

STOCKHOLDERS’ EQUITY
Common stock, 100,000 shares authorized at $.2246 par value:
94640 shares issued and outstanding, respectively	21,301	21,748
Preferred stock,	—	—
Additional paid in capital	—	—
Accumulated (deficit)/Reserves	436,648	227,515
Deferred compensation	—	—

TOTAL STOCKHOLDERS’ EQUITY	457,949	249,263

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	542,719	299,394

Note 1 — Audited per Indian standards. U.S. GAAP annual audit in progress.

F-3a

Continuum Systems Private Limited
Condensed Consolidated Statements of Operations

	Twelve months ended
	Continuum	Continuum
	March 31,	March 31,
	2006	2005
	(Unaudited)	(Unaudited)
REVENUE	1,361,074	645,150
COST OF REVENUE	803,319	266,743

GROSS PROFIT	557,755	378,407

OPERATING EXPENSES	340,465	185,018

PROFIT/(LOSS) FROM OPERATIONS	217,290	193,389

OTHER INCOME (EXPENSE)
Interest expense	—	—
Interest income	29	29

TOTAL OTHER INCOME (EXPENSE)	29	29

PROFIT/(LOSS) BEFORE INCOME TAX	217,319	193,418
INCOME TAX EXPENSE	3,974	700

NET PROFIT/(LOSS)	213,345	192,718

PROFIT/(LOSS) PER COMMON SHARE-
Basic and Diluted	$2.25	$2.03
SHARES USED IN EARNINGS PER SHARE CALCULATIONS
WEIGHTED AVERAGE COMMON SHARES-
Basic and Diluted	94,864	94,864

Note 1 — Audited per Indian standards. U.S. GAAP annual audit in progress.

F-3b

Notes to financial statements:
1.	Cash and cash equivalents: Consists of cash and bank balances.

2.	Accounts Receivables: Receivables are customer obligations net of allowances/provision, if any, for non-collectable bills.

3.	Prepaid Expenses & Other Current Assets: Consists of deposit paid by the company for the rented premise and other miscellaneous deposits and prepaid expenses.

4.	Property, plant and equipment: Property plant and equipment are stated at cost. The company computes depreciation for all property, plant and equipment using straight-line method. The estimated useful lives of assets are as follows:

Office Equipment (Including electric fittings etc.)	5 Years
Furniture and fixtures	3 Years
Computer Equipment Computer System (including monitors etc.) UPS, Printers etc.	3 years
Vehicles	5 Years
The balance (net) in the financial statements consists of:

in US $
Office Equipment	3,332
Furniture and fixtures	12,485
Computer Equipment	66,194
Vehicles	35,501
5.	Accounts Payable: Consists of accrued expenses till balance sheet date including payroll and related cost, trade creditors etc.

6.	Other Accrued Liabilities: Represents the next one-year’s dues on long term debts.

7.	Foreign currency translation: The functional currency of the company is the Indian rupee. The accompanying financial statements are reported in US dollars. The translation of the Indian rupee into US dollars is performed for the Indian rupee into US dollars for balance sheet accounts using the exchange rates in effect at the balance sheet date, and for revenues and expense accounts using a simple average exchange rate for the reporting period. The gains or losses resulting from the translation of the assets and liabilities are reported as cumulative translation adjustment, a separate component of stockholders’ equity.

8.	Income Taxes: Since the company is eligible for a tax holiday till March 2009 as per the Indian Tax Laws on export earning, no provision is required towards tax.

In light of the zero-tax status, the company is also not recognizing a deferred tax liability in the books.

However, the company is required to pay taxes on certain expenses as a “Fringe Benefit Tax”. No provision has been made in the books towards the same for either of the quarters ended Sep06 and Jun06.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30. 2006
(Amounts in thousands, except per share amounts)

			Pro Forma
	Caneum	Continuum	Combined
REVENUE	$5,027,337	$1,037,176	$6,064,513
COST OF REVENUE	$3,679,398	$590,168	$4,269,566
GROSS PROFIT	$1,347,939	$447,008	$1,794,947
OPERATING EXPENSES	$2,255,210	$257,497	$2,512,707
PROFIT/(LOSS) FROM OPERATIONS	$(907,271)	$189,511	$(717,760)
OTHER INCOME (EXPENSE)
Interest expense	$(78,563)	$(2,404)	$(80,967)
Interest income	$9,775	$0	$9,775
TOTAL OTHER INCOME (EXPENSE)	$(68,788)	$(2,404)	$(71,192)
PROFIT/(LOSS) BEFORE INCOME TAX	$(976,059)	$187,107	$(788,952)
INCOME TAX EXPENSE	$(800)	$(3,917)	$(4,717)

NET PROFIT/(LOSS) before minority interest	$(976,859)	$183,190	$(793,669)

Minority Interest in Subsidiary Note 1			$82,436
Pro forma net loss			$(876,105)
PROFIT/(LOSS) PER COMMON SHARE-
Basic and Diluted
SHARES USED IN EARNINGS PER SHARE CALCULATIONS			$(0.13)
WEIGHTED AVERAGE COMMON SHARES-
Basic and Diluted	6,062,621	816,176	6,878,797
Note 1: Includes shares issued to acquirer 55% ownership of Continuum

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30. 2005
(Amounts in thousands, except per share amounts)

			Pro Forma
	Caneum	Continuum	Combined
REVENUE	$1,379,321	$955,670	$2,334,991
COST OF REVENUE	$1,082,161	$477,809	$1,559,970
GROSS PROFIT	$297,160	$477,861	$775,021
OPERATING EXPENSES	$1,382,825	$228,186	$1,611,011
PROFIT/(LOSS) FROM OPERATIONS	$(1,085,665)	$249,675	$(835,990)
OTHER INCOME (EXPENSE)
Interest expense	$0	$0	$0
Interest income	$1,552	$0	$1,552
TOTAL OTHER INCOME (EXPENSE)	$1,552	$0	$1,552
PROFIT/(LOSS) BEFORE INCOME TAX	$(1,084,113)	$249,675	$(834,438)
INCOME TAX EXPENSE	$(800)	$(700)	$(1,500)

NET PROFIT/(LOSS) before minority interest	$(1,084,913)	$248,975	$(835,938)

Minority Interest in Subsidiary Note 3			$112,039
Pro forma net loss			$(947,977)
PROFIT/(LOSS) PER COMMON SHARE-
Basic and Diluted
SHARES USED IN EARNINGS PER SHARE CALCULATIONS			$(0.18)
WEIGHTED AVERAGE COMMON SHARES-
Basic and Diluted	4,559,043	816,176	5,375,219
Note 1: Includes shares issued to acquirer 55% ownership of Continuum

Caneum Inc.
Condensed Consolidated Balance Sheet	Caneum	Continuum
As of September 30, 2006	Corporation	Corporation	Pro Forma
	Condensed	Condensed	Adjustments	Pro Forma
	Historical	Historical	Increase	Total
	(Unaudited) (1)	(Unaudited) (2)	(Decrease)	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents, including restricted cash of $349,088 as of September 30, 2006	$469,402	$226,557	(50,000)	$645,959
Accounts receivable, net of allowance for doubtful accounts of $97,454 and $79,454, respectively	1,658,650	267,108		1,925,758
Unbilled receivables	72,325	—		72,325
Prepaid assets — related parties (Note 3)	—	43,599		43,599
Other prepaid expenses and current assets	34,054	6,016		40,070

TOTAL CURRENT ASSETS	2,234,431	543,280		2,727,711

TOTAL FIXED ASSETS	46,771	117,511		164,282

INTANGIBLE ASSETS (Note 4 and 5)
Employment contracts	78,000	—		78,000
Customer contracts/relationships	670,000	—		670,000
Licenses	75,000	—		75,000
Trademarks and logos	90,000	—		90,000
Goodwill	1,612,500	—	29,357	1,641,857

	2,525,500	—	29,357	2,554,857
Less accumulated amortization	(117,358)	—		(117,358)

	2,408,142	—		2,437,499

TOTAL ASSETS	$4,689,344	$660,791		$5,329,492
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$640,490	$48,642		$689,132
Credit line	149,360	—		149,360
Accrued payroll and related expenses	163,968	—		163,968
Income tax payable	1,500	—		1,500
Purchase price installment payable (Note 5)	803,814	—		803,814

TOTAL CURRENT LIABILITIES	1,759,132	48,642		1,807,774

LONG TERM LIABILITIES
Other non current liabilities	—	23,708		23,708
Deferred tax liability	9,300	—		9,300
Purchase price installment payable (Note 5)	661,697	—		661,697
TOTAL LIABILITIES	2,430,129	72,350		2,502,479
MINORITY INTEREST IN SUBSIDIARY (Note 6)			264,798	264,798
STOCKHOLDERS’ EQUITY
Common stock, 100,000,000 shares authorized at $.001 par value: 6,255,646 and 5,386,991 shares issued and outstanding, respectively	6,860	—	303,000	309,860
Preferred stock, 20,000,000 shares authorized at $.001 par value: 4,000,000 and 0 shares issued and outstanding, respectively	3,632	—		3,632
Additional paid in capital	6,279,383	20,641	(20,641)	6,279,383
Accumulated deficit	(3,990,660)	567,800	(567,800)	(3,990,660)
Deferred compensation	(40,000)	—		(40,000)
TOTAL STOCKHOLDERS’ EQUITY	2,259,215	588,441	(285,441)	2,562,215

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,689,344	$660,791	(20,643)	$5,329,492

Notes to Condensed Consolidated Balance Sheet as of September 30, 2006
NOTE 1 — Historical financial information for Caneum is derived from its 10-Q filed for the period ending 9/30/06
NOTE 2 — Historical financial information for Continuum is derived from its 3rd party prepared accounting firm in India.
NOTE 3 — RELATED PARTY TRANSACTIONS
During the nine months ended September 30, 2006 and 2005, the Company entered into the following transactions with entities whose principals and/or directors are shareholders of the Company:
NOTE 4 — INTANGIBLE ASSETS
On March 28, 2006, and as more fully described in Note 7 the Company acquired TierOne for a purchase price of $3,070,000. In addition to the assets acquired and liabilities assumed, which have been recorded at their fair market value the Company allocated a purchase price of $90,000 to the trade marks and logos, $310,000 to the customer relationships, and $78,000 to the employment agreements of the two principals. These values were calculated based on the discounted net revenues estimated to accrue from each of the identified intangible assets and represent managements best estimates at the time the transaction occurred. The balance of the purchase price was recorded as goodwill.
The Company acquired a license for a software product for $75,000. The license purchase payments are included in accrued expenses as of September 30, 2006. The first payment of $25,000 was due by September 30, 2006 but was not paid. Assuming the Company meets certain product sales targets, the remaining $50,000 could be due by February 28, 2007. Management is presently renegotiating the payment terms associated with this license.
The Company accounts for goodwill and other intangible assets in accordance with SFAS No. 142, which requires that goodwill and other intangible assets that have indefinite lives not be amortized but instead be tested at least annually for impairment, or more frequently when events or a change in circumstances indicate that the asset might be impaired. For indefinite lived intangible assets, impairment is tested by comparing the carrying value of the asset to its fair value and assessing the ongoing appropriateness of the indefinite life classification. For goodwill, a two-step test is used to identify the potential impairment and to measure the amount of impairment, if any. The first step is to compare the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is considered not impaired, otherwise goodwill is impaired and the loss is measured by performing step two. Under step two, the impairment loss is measured by comparing the implied fair value of the reporting unit with the carrying amount of goodwill. At September 30, 2006, management believes that there was no impairment of the intangible assets.
Total amortization for the nine months ended September 30, 2006 and 2005, was $117,358 and $705 respectively. The amortization period for the definite lived intangible assets is 2-7 years.
NOTE 5 — TIERONE TRANSACTION
On March 28, 2006, the Company entered into and closed a Stock Purchase Agreement with Tier One Consulting, Inc. (“Tier One”) and its two shareholders, Michael A. Willner and Robert J. Morris, in which the Company acquired all of the outstanding shares of Tier One. The purchase price for the shares of Tier One was $3,070,000, of which $1,375,000 was paid at closing, $687,500 which is payable in two equal installments on the first and second anniversary of the closing, and $13,333 which is payable monthly for two years. The related installment payables have been recorded at present value and the related discount will be accreted to interest expense through the payment dates. In addition, the Company deposited $343,750 into a designated bank account for payment toward the first installment and it agreed to reserve a like amount from our bank lines of credit for payment of the first installment, if necessary. The installment payments are subject to adjustment for certain set-offs for any post-closing undisclosed liabilities of Tier One, enforcement of indemnification provisions by Tier One in the agreement, a decline in the EBIT calculation in the Tier One audited financial statements for 2005, or any increase or decrease in the estimated cost of the audit of the Tier One financial statements for 2005. The funds for the payment at closing and the deposit into the designated bank account were furnished from the funding transaction with Barron described in Note 6. As a result of the acquisition of all of the outstanding stock of Tier One from its shareholders, Tier One is now a wholly owned subsidiary of the Company. The allocation of the purchase price to the net tangible and intangible assets of TierOne is described in Note 4.
Tier One is an information technology services and solutions provider located in Aliso Viejo, California. It was founded in 2003 and has been managed by Messrs. Willner and Morris. It currently has over forty customers, including commercial and government entities. Representative vertical industries associated with Tier One’s customer base include automotive, banking, communications, consumer goods, energy, financial services, insurance, government, media and entertainment, medical, technology, and utilities. Over the last eighteen months, the Company has outsourced several projects for its clients to Tier One.
NOTE 6 — Reflects 55% ownership in Continuum System. Purchase price of $50,000 cash and $303,000 in common stock. Difference between market value and book value is $29,357 which has been booked to goodwill.